UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 28, 2020 (October 28, 2020)

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

ADDITIONAL INFORMATION

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, ALBERTON ACQUISITION CORPORATION (“ALBERTON”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ALBERTON’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTION WITH SOLARMAX TECHNOLOGY, INC. (“SOLARMAX”), AS DESCRIBED IN THIS REPORT.

THE PROPOSED BUSINESS COMBINATION WILL BE SUBMITTED TO SHAREHOLDERS OF ALBERTON AND SOLARMAX FOR THEIR CONSIDERATION AT SPECIAL MEETINGS OF THEIR RESPECTIVE SHAREHOLDERS. ALBERTON INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PRELIMINARY AND DEFINITIVE PROXY STATEMENTS IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND OTHER MATTERS AND ALBERTON AND SOLARMAX WILL MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO THEIR RESPECTIVE SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SHAREHOLDERS OF ALBERTON AND SOLARMAX AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A FREE COPY OF THE PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT ALBERTON, SOLARMAX AND THE PROPOSED BUSINESS COMBINATION, ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CALLING 1-800-SEC-0330. COPIES OF THE PROXY STATEMENT AND SUCH OTHER FILINGS WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO ALBERTON AT ROOM 1001, 10/F, CAPITAL CENTER, 151 GLOUCESTER ROAD, WANCHAI, HONG KONG.

PARTICIPANTS IN THE SOLICITATION

ALBERTON, SOLARMAX AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM ALBERTON’S AND SOLARMAX’ SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING ALBERTON’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019, FILED WITH THE SEC ON MARCH 16, 2020 AND A FORM 8-K FILED WITH THE SEC ON OCTOBER 22, 2020. A LIST OF THE NAMES OF SOLARMAX’S DIRECTORS AND EXECUTIVE OFFICERS, ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE PROXY STATEMENT RELATING TO THE TRANSACTION WITH SOLARMAX WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF ALBERTON OR SOLARMAX, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION. NO REGISTERED OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, ALBERTON’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION, APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS, THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE FUNDS AVAILABLE TO THE SURVIVING CORPORATION AFTER THE MERGER FROM THE TRUST ACCOUNT, AFTER TAKING INTO ACCOUNT ANY REDEMPTIONS BY PUBLIC STOCKHOLDERS, AND FROM ANY PRIVATE FINANCINGS; THE PERFORMANCES OF ALBERTON AND SOLARMAX, AND THE ABILITY OF ALBERTON OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF SOLARMAX’ CUSTOMERS, LENDERS, SUPPLIERS AND OTHERS WITH WHICH SOLARMAX CONDUCTS BUSINESS, SERVICE PROVIDERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTION; SOLARMAX’ ABILITY TO OPERATE PROFITABLY, THE EFFECT OF THE COVID-19 PANDEMIC AND THE ACTIONS TAKEN BY GOVERNMENTS TO ADDRESS THE PANDEMIC; THE EFFECTS OF ANY CURRENT OR NEW GOVERNMENT REGULATIONS IN THE UNITED STATES AND CHINA THAT RELATE TO SOLAR ENERGY AND AFFECT THE MARKET FOR SOLAR ENERGY; THE EFFECT OF TRADE RELATIONS BETWEEN THE UNITED STATES AND CHINA; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN ALBERTON’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING ALBERTON AND SOLARMAX, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO ALBERTON, SOLARMAX, SOLARMAX’S SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE AND THOSE SET FORTH IN THE PROXY STATEMENT WHEN FILED WITH THE SEC AND DISTRIBUTED TO THE SHAREHOLDERS OF ALBERTON AND SOLARMAX. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER ALBERTON NOR SOLARMAX UNDERTAKES OR ACCEPTS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

Item 1.01. Entry Into A Material Definitive Agreement.

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1.

The Merger

On October 27, 2020, Alberton Acquisition Corporation, a British Virgin Islands corporation (together with its successors, “Alberton”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Alberton, Alberton Merger Subsidiary Inc., a Nevada corporation and a wholly-owned subsidiary of Alberton (“Merger Sub”), and SolarMax Technology, Inc., a Nevada corporation (“SolarMax”).

SolarMax is an integrated solar energy company. It was founded in 2008 to conduct business in the U.S. and subsequently commenced operation in China following two acquisitions in 2015.Through its subsidiaries, it is primarily engaged selling and installing integrated photovoltaic systems for residential and commercial customers in the United States, which is its original business; identifying and procuring solar farm system projects for resale to third party developers and related services in the People’s Republic of China; providing engineering, procuring and construction services, which are referred to in the industry as EPC services, for solar farms in China, financing the sale of its photovoltaic systems and servicing installment sales by its customers in the United States and providing exterior and interior light-emitting diodes, known as LED, lighting sales and retrofitting services for governmental and commercial applications.

The Merger Agreement provides for the merger of Merger Sub with and into SolarMax (the “Merger”), with SolarMax continuing as the surviving corporation in the Merger. Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”): (i) all shares of SolarMax common stock (the “SolarMax Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Stockholder Merger Consideration (as defined below);  (ii) each outstanding option to acquire SolarMax Stock (whether vested or unvested) shall be assumed by combined entity and automatically converted into an option to acquire shares of combined entity’s common stock, with its price and number of shares equitably adjusted based on the conversion ratio, which is the number of shares of Alberton Common Stock issuable in respect of one share of SolarMax Stock (each, an “Assumed Option”) and (iii) each outstanding convertible notes of SolarMax shall become convertible into shares of Alberton’s common stock determined by dividing the conversion price of such notes at the Effective Time by the applicable conversion ratio.

The Merger Agreement also provides that, immediately prior to the Closing, Alberton will re-domesticate from a British Virgin Islands corporation into a Nevada corporation so as to continue as a Nevada corporation (the “Domestication”). At the closing of the Merger (the “Closing”), Alberton will change its name to “SolarMax Technology Holdings, Inc.” In connection with the Domestication, the provision in Alberton’s amended and restated memorandum and articles of association which provides that Alberton have net tangible assets of at least US$5,000,001 upon such consummation of the business combination is to be amended to require that the net tangible asset test be met “prior to or upon” consummation of the business combination.

Merger Consideration

As consideration for the Merger, SolarMax shareholders as of immediately prior to the Effective Time (but excluding holders of SolarMax options) collectively will receive from Alberton, in the aggregate, a number of Alberton common stock equal to: (i) $300,000,000, divided by (ii) the Redemption Price (defined below) (such shares of Alberton common stock is referred as the “Stockholder Merger Consideration”). The holders of SolarMax options shall receive Assumed Options to purchase the number of shares of Alberton Common Stock as described above in accordance with the terms and conditions set forth in the Merger Agreement. For the purpose of the Merger Agreement, Redemption Price means a price per share equal to the price at which each share of Alberton common stock is redeemed pursuant to the redemption by Alberton of its public stockholders in connection with Alberton’s initial business combination, as required by its amended and restated certificate of incorporation immediately prior to the Effective Time (the “Redemption”).

Representations and Warranties

The Merger Agreement contains customary representations and warranties by each of Alberton, SolarMax and Merger Sub. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Merger Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, results of operations or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Merger Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement. The representations and warranties made by the parties do not survive the Closing and there are no indemnification rights for another party’s breach.

Covenants of the Parties

Each party agreed in the Merger Agreement to use its commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms (the “Interim Period”).

On October 26, 2020, upon shareholders’ approval, Alberton extended the deadline for it to consummate its initial business combination to a date no earlier than April 26, 2021, or such an earlier date may be determined by the board of Alberton (the “Extension”). SolarMax agreed to make multiple loans in the amount of $60,000 per month up to six months for cash contribution in connection with the Extension (including loans of two months’ cash contributions totaling $120,000, previously provided) and the sponsor, officers, directors, affiliates of Alberton or their designees shall make such additional loans as shall be necessary for the costs and expenses of the Extension or any contribution exceeding the portion of loans provided by SolarMax.

The Merger Agreement and the consummation of the transactions contemplated thereby requires the approval of both Alberton’s shareholders and SolarMax’s stockholders. Alberton agreed, as promptly as practicable after the date of the Merger Agreement, to prepare, with the reasonable assistance of SolarMax, and use its commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance shares of Stockholder Merger Consideration to the SolarMax stockholders, and containing a joint proxy statement/prospectus for the purpose of (i) Alberton soliciting proxies from the shareholders of Alberton to approve the Merger Agreement, the transactions contemplated thereby and related matters (the “Alberton Shareholder Approval”) at a special meeting of Alberton’s shareholders (the “Alberton Special Meeting”) and providing such stockholders an opportunity of Redemption, and (ii) SolarMax soliciting proxies from the stockholders of SolarMax to approve the Merger Agreement, the transactions contemplated thereby and related matters (the “SolarMax Stockholder Approval”) at a special meeting of SolarMax’s stockholders (the “SolarMax Special Meeting”).

Certain SolarMax stockholders, who are officers, directors and 5% stockholders of SolarMax and who beneficially own constituting approximately 41.6% of the issued and outstanding common stock of SolarMax, executed Voting Agreements in favor of the Merger Agreement and transaction contemplated thereby. Sponsor of Alberton together with one major insider shareholder, constituting approximately 56.7% of the issued and outstanding capital of Alberton, executed Voting Agreement in favor of the Merger Agreement and transaction contemplated thereby.

The parties also agreed to take all necessary action, so that effective at the Closing, the entire board of directors of Alberton will consist of those individuals who are directors of SolarMax on the Effective Date plus one individual to be designated by Alberton who shall meet the Nasdaq requirement for an independent director and shall be acceptable to SolarMax.

Conditions to Consummation of the Merger

The obligations of the parties to consummate the Merger is subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the approval of the Merger Agreement and the transactions contemplated thereby and related matters by the requisite vote of Alberton’s shareholders and SolarMax’s stockholders; (ii) receipt of requisite regulatory approvals; (iii) no law or order preventing or prohibiting the Merger or the other transactions contemplated by the Merger Agreement; (iv) no pending litigation to enjoin or restrict the consummation of the Closing; (v) Alberton having at least $5,000,001 in net tangible assets as of the Closing, after giving effect to the completion of the Redemption, consummation of the Merger and any private financings; (vi) the Domestication, (vii) the election or appointment of members to the Alberton’s board of directors as described above; (vii) the effectiveness of the Registration Statement, and (viii) being advised by Nasdaq that upon consummation of the Merger, Alberton shall continue to be listed and all outstanding deficiencies have been addressed to the satisfaction of Nasdaq .

In addition, unless waived by SolarMax, the obligations of SolarMax to consummate the Merger are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries:

●	The representations and warranties of Alberton being true and correct as of the date of the Merger Agreement and as of the Closing (subject to Material Adverse Effect);

●	Alberton having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with on or prior the date of the Closing;

●	Absence of any Material Adverse Effect with respect to Alberton since the date of the Merger Agreement which is continuing and uncured;

●	Alberton having received net proceeds from the financings sufficient such that, after giving effect to the Merger, the Redemption and the receipt of such net proceeds, Alberton will satisfy the applicable listing requirements of Nasdaq (“Financing Requirement”); and

●	Alberton having satisfied all deferred underwriting fees and expenses, including deferred fee and other obligations arising from Alberton’s initial public offering and all notes that re outstanding as of September 3, 2020 by delivery of outstanding sponsor shares.

Unless waived by Alberton, the obligations of Alberton and the Merger Sub to consummate the Merger are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries:

●	The representations and warranties of SolarMax being true and correct as of the date of the Merger Agreement and as of the Closing (subject to Material Adverse Effect);

●	SolarMax having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with on or prior to the Closing Date;

●	Absence of any Material Adverse Effect with respect to SolarMax since the date of the Merger Agreement which is continuing and uncured;

●	Alberton having received a copy of duly executed Lock-Up agreements by certain significant SolarMax stockholders (or such SolarMax stockholders otherwise being subject to substantially similar transfer restrictions);

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including:

●	by mutual written consent of Alberton and SolarMax;

●	by written notice by either Alberton or SolarMax if the Closing has not occurred on or prior to April 26, 2021 (provided, that if the right to terminate under this clause shall not be available to a Party if the breach or violation by such Party or its affiliates of any representations, warranty, covenant or obligation under the Merger Agreement was the principal cause of, or resulted in, the failure of the Closing to occur on or before April 26, 2021);

●	by written notice by either Alberton or SolarMax if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, and such order or other action has become final and non-appealable;

●	by written notice by either party of the other party’s uncured breach (subject to certain materiality qualifiers);

●	by written notice by either Party if there has been a Material Adverse Effect on the other Party since the date of the Merger Agreement which is continuing and incapable of being cured or, if capable of cure, is uncured after 20 days after the date that written notice of such Material Adverse Effect is provided by the Party not having a Material Adverse Effect;

●	by written notice by either Party if Alberton holds the Alberton Special Meeting and it does not receive the Alberton Shareholder Approval;

●	by written notice by either Party if SolarMax holds the SolarMax Special Meeting and it does not receive the SolarMax Stockholder Approval; or

●	by written notice by Alberton or SolarMax if twenty (20) business days elapsed after the Alberton Special Meeting and the Financing Requirement is not satisfied or waived by SolarMax.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement will terminate and will be of no further force and effect (except that certain obligations related to public announcements, confidentiality, termination and termination fees, waiver of claims against the trust, and certain general provisions will continue in effect), and no party will have any further liability to any other party thereto except for liability for any fraud claims or willful breach of the Merger Agreement prior to such termination.

Sponsor Support

During the Interim Period, Alberton shall obtain the agreement of the underwriter in its initial public offering and the holders of its promissory notes that were outstanding as of September 3, 2020 that all deferring underwriting and related fees due to such underwriter and all of such outstanding promissory notes shall be settled by the delivery by the sponsor and its affiliate of shares of Alberton securities owned by them.

During the Interim Period, Alberton shall obtain agreement of its sponsor to transfer to Alberton for cancellation such number of Alberton shares equal to the cash paid by the surviving corporation after the Merger to pay all of Alberton’s liabilities, including contingent liabilities, on the closing date (other than Alberton Closing Expenses, defined below) divided by the Redemption Price (such arrangement is referred as “Sponsor Expenses Support”).

Fees and Expenses

SolarMax has agreed that the surviving entity shall pay all expenses relating to the Merger Agreement and the transaction contemplated by the Merger Agreement which are incurred by Alberton on or after the date that the Registration Statement in connection with the Merger is initially filed with the SEC (“Alberton Closing Expenses”). In addition, SolarMax has agreed to provide multiple loans in the amount of no more than $60,000 per month to support Alberton’s Extension up to six months (including the two months’ extension contribution previously provided), repayable upon the earlier of the closing of the Merger or liquidation.

Except Alberton Closing Expenses, all expenses incurred in connection with the Merger Agreement and the transaction contemplated thereby shall be paid the Party incurring such expenses, subject to Sponsor Expenses Support.

Trust Account Waiver

SolarMax has agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in Alberton’s trust account held for its public stockholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Related Agreements

Voting Agreements

Simultaneously with the execution of the Merger Agreement, certain SolarMax stockholders, who are officers, directors and 5% shareholders, entered into voting agreements with Alberton and SolarMax (the “Voting Agreements”) and agree to vote all of their shares of SolarMax Stock in favor of the Merger Agreement and related transactions and to otherwise take certain other actions in support of the Merger Agreement and related transactions and refrain from taking actions that would adversely affect such SolarMax Stockholder’s ability to perform its obligations under the Voting Agreement, and provide a proxy to SolarMax to vote such SolarMax Stock accordingly. The Voting Agreements prevent transfers of the SolarMax Stock held by the SolarMax stockholder party thereto between the date of the Voting Agreement and the date of the SolarMax Special Meeting, except for certain permitted transfers.

Simultaneously with the execution of the Merger Agreement, Alberton’s sponsor and one major insider shareholder entered into voting agreements with Alberton and SolarMax (the “Sponsor Voting Agreements”). Under the Sponsor Voting Agreements, the sponsor and the insider shareholder agree to vote all of their shares of Alberton ordinary shares in favor of the Merger Agreement and related transactions and to otherwise take certain other actions in support of the Merger Agreement and related transactions and refrain from taking actions that would adversely affect such sponsor’s ability to perform its obligations under the Sponsor Voting Agreement, and provide a proxy to Alberton to vote such Alberton ordinary shares accordingly. The Sponsor Voting Agreements prevent transfers of the Alberton ordinary shares held by the sponsor party thereto between the date of the Voting Agreement and the date of the Alberton Special Meeting, except for certain permitted transfers.

Lock-Up Agreements

At the Closing, the officers and directors of SolarMax and certain SolarMax stockholders owning more than 1% of the outstanding SolarMax stock immediately prior to the Effective Time (each, a “Significant Stockholder”) will each either enter into a Lock-Up Agreement with combined entity in substantially the form attached to the Merger Agreement (each, a “Lock-Up Agreement”) or such Significant Stockholder shall otherwise be subject to substantially similar transfer restrictions that are in favor of the combined entity. In such Lock-Up Agreement, each such holder will agree not to (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Alberton Shares or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Alberton Shares (including Alberton Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Alberton Shares or such other securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to, the registration of any Alberton Shares or any security convertible into or exercisable or exchangeable for Alberton Shares; or (4) publicly disclose the intention to do any of the foregoing during the lock-up period. For the purpose of Lock-Up Agreement, the “Lock-Up Period” means (i) for 50% of each Significant Stockholder’s Securities, the period ending on the earlier of (x) six months after the closing of the Merger, and (y) the date on which the closing price of the Alberton Shares equals or exceeds $12.50 per for any 20 trading days within any 30-trading day period commencing after the closing of the Merger and (ii) for the remaining 50% of such Significant Stockholder’s Securities, ending six months after the closing of the Merger.

The foregoing descriptions of the Voting Agreements, the Sponsor Voting Agreements, the Form of Lock-up Agreement do not purport to be complete and are qualified in their entirety by reference to the Voting Agreement, Sponsor Voting Agreement, Lock-up Agreement, copies of which are filed as Exhibits 10.1, 10.2 and10.3, respectively.

Item 7.01 Regulation FD Disclosure.

On October 28, 2020, Alberton issued a press release announcing the execution of the Merger Agreement.  The press release is filed as Exhibit 99.1.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. *	Description
2.1	Agreement and Plan of Merger, dated October 27, 2020, by and among Alberton, Merger Sub and SolarMax
10.1	Form of Voting Agreement
10.2	Form of Sponsor Voting Agreement
10.3	Form of Lock-up Agreement
99.1	Press Release dated as of October 28, 2020

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2020

ALBERTON ACQUISITION CORPORATION

By:	/s/ Guan Wang
Name: Guan Wang Title: Chief Executive Officer